                                                                       EXHIBIT A


                       AMERICAN INTERNATIONAL GROUP, INC.

                                   DIRECTORS


M. Bernard Aidinoff                Sullivan & Cromwell
                                   125 Broad Street
                                   New York, New York  10004

Marshall A. Cohen                  The Molson Companies Limited
                                   40 King Street West
                                   Toronto, Ontario  M5H 3Z5

Barber B. Conable, Jr.             P.O. Box 218
                                   Alexander, New York  14005

Martin Feldstein                   National Bureau of Economic
                                     Research, Inc.
                                   1050 Massachusetts Avenue
                                   Cambridge, Massachusetts  02138

Houghton Freeman                   American International Group,
                                     Inc.
                                   70 Pine Street
                                   New York, New York  10270

Leslie L. Gonda                    International Lease Finance
                                     Corporation
                                   1999 Avenue of the Stars
                                   Los Angeles, California  90067

M.R. Greenberg                     American International Group,
                                     Inc.
                                   70 Pine Street
                                   New York, New York  10270

Carla A. Hills                     Hills & Company
                                   1200 19th Street, N.W. - 5th Flr.
                                   Washington, DC  20036

Frank Hoenemeyer                   7 Harwood Drive
                                   Madison, New Jersey  07940

John I. Howell                     Indian Rock Corporation
                                   P.O. Box 2606
                                   Greenwich, Connecticut

                      AMERICAN INTERNATIONAL GROUP, INC.

Edward E. Matthews                  American International Group,
                                      Inc.
                                    70 Pine Street
                                    New York, New York  10270

Dean P. Phypers                     220 Rosebrook Road
                                    New Canaan, Connecticut  06840

John J. Roberts                     American International Group,
                                      Inc.
                                    70 Pine Street
                                    New York, New York  10270

Ernest E. Stempel                   American International Group,
                                      Inc.
                                    70 Pine Street
                                    New York, New York  10270

Thomas R. Tizzio                    American International Group,
                                      Inc.
                                    70 Pine Street
                                    New York, New York  10270


Honorary Directors

The Honorable Douglas
  MacArthur, II                     2101 Connecticut Ave., N.W.
                                    Apartment #4
                                    Washington, DC  20008

Edwin A.G. Manton                   American International Group,
                                      Inc.
                                    70 Pine Street
                                    New York, New York  10270

K.K. Tse                            American Internatinal Group,
                                      Inc.
                                    70 Pine Street
                                    New York, New York  10270

Marion E. Fajen                     5608 N. Waterbury Road
                                    Des Moines, Iowa  50312

                       AMERICAN INTERNATIONAL GROUP, INC.

                                    OFFICERS


M.R. Greenberg                            70 Pine Street
Chairman & Chief Executive                New York, New York 10270
  Officer

Thomas R. Tizzo                           70 Pine Street
President                                 New York, New York 10270

Edwin A.G. Manton                         70 Pine Street
Senior Advisor                            New York, New York 10270

Edward F. Matthews                        70 Pine Street
Vice Chairman-Finance                     New York, New York 10270

John J. Roberts                           70 Pine Street
Vice Chairman-External                    New York, New York 10270
Affairs

Ernest E. Stempel                         70 Pine Street
Vice Chairman-Life                        New York, New York 10270
Insurance

Brian Duperreault                         70 Pine Street
Executive Vice President-                 New York, New York 10270
Foreign General Insurance

Jeffrey W. Greenberg                      Domestic General Insurance
Executive Vice President-                 New York, New York 10270
Domestic General Insurance
  (Brokerage)

Edmund S.W. Tse                           1 Stubbs Road
Executive Vice President-                 Hong Kong
Life Insurance

Lawrence W. English                       70 Pine Street
Senior Vice President-                    New York, New York 10270
  Administration

Axel Freudmann                            72 Wall Street
Senior Vice President-                    New York, New York 10270
  Human Resources

                      AMERICAN INTERNATIONAL GROUP, INC.

John G. Hughes                            70 Pine Street
Senior Vice President-                    New York, New York 10270
  Worldwide Claims

Kevin H. Kelley                           200 State Street
Senior Vice President-                    Boston, MA 02109
  Domestic General

R. Kendall Nottingham                     1 Alico Plaza
Senior Vice President-                    Wilmington, DE 19899
  Life Insurance

Petros K. Sabatacakis                     70 Pine Street
Senior Vice President-                    New York, New York 10270
  Financial Services

Robert Sandler                            70 Pine Street
Senior Vice President and                 New York, New York 10270
  Senior Actuary and Senior
  Claims Officer

Howard Smith                              70 Pine Street
Senior Vice President and                 New York, New York 10270
  Comptroller

Stephen Y.N. Tse                          70 Pine Street
Senior Vice President                     New York, New York 10270

Aloysius B. Colayco                       70 Pine Street
Vice President-Foreign                    New York, New York 10270
  Investments

Robert Conry                              99 John Street
Vice President and Director               New York, NY 10270
  of Internal Audit

Patrick J. Foley                          70 Pine Street
Vice President and Associate              New York, New York 10270
  General Counsel

                      AMERICAN INTERNATIONAL GROUP, INC.

L. Oakley Johnson                         1455 Pennsylvania Ave.
Vice President-Corporate                  Suite 900
  Affairs                                 Washington, DC 20004

Christian Milton                          99 John Street
Vice President-Reinsurance                New York, New York 10038

Nicholas A. O'Kulich                      70 Pine Street
Vice President-Life                       New York, New York 10270
 Insurance

Douglas Paul                              70 Pine Street
Vice President-Strategic                  New York, New York 10270
  Planning

Frank Petralito                           70 Pine Street
Vice President and Director               New York, New York 10270
  of Taxes

Kathleen E. Shannon                       70 Pine Street
Vice President, Secretary                 New York, New York 10270
  and Senior Counsel

Joseph Umansky                            70 Pine Street
Vice President and Deputy                 New York, New York 10270
  Comptroller

John T. Wooster, Jr.                      72 Wall Street
Vice President-                           New York, New York 10270
  Communications

Wayland M. Mead                           70 Pine Street
Acting General Counsel                    New York, New York 10270

William N. Dooley                         70 Pine Street
Treasurer                                 New York, New York 10270

                      STARR INTERNATIONAL COMPANY, INC.

                           OFFICERS & DIRECTORS



Brian Dupperreault                        70 Pine Street
Director                                  New York, New York  10270

Houghton Freeman                          70 Pine Street
Director                                  New York, New York  10270

Jeffrey Greenberg                         70 Pine Street
Director                                  New York, New York  10270

Maurice R. Greenberg                      70 Pine Street
Director & Chairman                       New York, New York  10270
of the Board

Joseph C.H. Johnson                       American International Bldg.
Executive Vice President                  Richmond Road
& Treasurer                               Pembroke 543 Bermuda

Edwin A.G. Manton                         70 Pine Street
Director                                  New York, New York  10270

Edward E. Matthews                        70 Pine Street
Director                                  New York, New York  10270

L. Michael Murphy                         American International Bldg.
Director                                  Richmond Road
                                          Pembroke 543 Bermuda

John J. Roberts                           70 Pine Street
Director                                  New York, New York  10270

Robert M. Sandler                         70 Pine Street
Director                                  New York, New York  10270

Ernest E. Stempel                         70 Pine Street
Director                                  New York, New York  10270

Thomas R. Tizzio                          70 Pine Street
Director                                  New York, New York  10270

Edmund Tse                                No. 1 Stubbs Road
Director                                  Hong Kong

                           THE STARR FOUNDATION

                           OFFICERS & DIRECTORS



M.R. Greenberg                            70 Pine Street
Director and Chairman                     New York, New York  10270

T.C. Hsu                                  70 Pine Street
Director and President                    New York, New York  10270

Marion Breen                              70 Pine Street
Director and Vice President               New York, New York  10270

John J. Roberts                           70 Pine Street
Director                                  New York, New York  10270

Ernest E. Stempel                         70 Pine Street
Director                                  New York, New York  10270

Houghton Freeman                          70 Pine Street
Director                                  New York, New York  10270

Edwin A.G. Manton                         70 Pine Street
Director                                  New York, New York  10270

Gladys Thomas                             70 Pine Street
Vice President                            New York, New York  10270

Frank Tengi                               70 Pine Street
Treasurer                                 New York, New York  10270

Ida Galler                                70 Pine Street
Secretary                                 New York, New York  10270

                          C.V. STARR & CO., INC.

                           OFFICERS & DIRECTORS


Houghton Freeman                          70 Pine Street
Director & Senior                         New York, New York  10270
Vice President

Maurice R. Greenberg                      70 Pine Street
Director, President and                   New York, New York  10270
Chief Executive Officer

Edwin A.G. Manton                         70 Pine Street
Director                                  New York, New York  10270

Edward E. Matthews                        70 Pine Street
Director, Senior Vice                     New York, New York  10270
President and Secretary

John J. Roberts                           70 Pine Street
Director and Senior                       New York, New York  10270
Vice President

Robert M. Sandler                         70 Pine Street
Director and Vice                         New York, New York  10270
President

Ernest E. Stempel                         70 Pine Street
Director and Senior                       New York, New York  10270
Vice President

Thomas R. Tizzio                          70 Pine Street
Director and Vice                         New York, New York  10270
President

Jeffrey W. Greenberg                      70 Pine Street
Director and Vice President               New York, New York  10270

Edmund Tse                                No. 1 Stubbs Road
Director and Vice President               Hong Kong

Stephen Y.N. Tse                          70 Pine Street
Director and Vice President               New York, New York  10270

Gary Nitzsche                             70 Pine Street
Treasurer                                 New York, New York  10270

                       AMERICAN HOME ASSURANCE COMPANY

                                 DIRECTORS


Michael J. Castelli                 American Home Assurance Company
                                    99 John Street
                                    New York, New York  10038

Brian Duperreault                   American International
                                    Underwriters
                                    70 Pine Street
                                    New York, New York  10270

John G. Gantz, Jr.                  American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

Jeffrey W. Greenberg                American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

M.R. Greenberg                      American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

John G. Hughes                      American Home Assurance Company
                                    70 Pine Street
                                    New York, New York  10270

David M. Hupp                       American International Companies
                                    70 Pine Street
                                    Nedw York, New York 10270

Edwin A.G. Manton                   American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

Edward E. Matthews                  American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

                       AMERICAN HOME ASSURANCE COMPANY

Wayland M. Mead                     American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

Christian Milton                    American International Group,
                                    Inc.
                                    99 John Street
                                    New York, New York  10038

Takaki Sakai                        A.I.U. K.K.
                                    P.O. Box 951
                                    Tokyo, Japan

Robert Sandler                      American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

Michael B. Schlenke                 American Home Assurance Company
                                    70 Pine Street
                                    New York, New York  10270

Howard I. Smith                     American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

William D. Smith                    National Union Fire Insurance
                                      Company of Pittsburgh, Pa.
                                    70 Pine Street
                                    New York, New York  10270

Thomas R. Tizzio                    American International Group,
                                    Inc.
                                    70 Pine Street
                                    New York, New York  10270

                       AMERICAN HOME ASSURANCE COMPANY

                                 OFFICERS


Jeffrey W. Greenberg                70 Pine Street
Chairman of the Board               New York, New York 10270

Michael B. Schlenke                 70 Pine Street
President & Chief Executive         New York, New York 10270
  Officer

William D. Smith                    70 Pine Street
Executive Vice President            New York, New York 10270

Nicholas Creatore                   70 Pine Street
Senior Vice President               New York, New York 10270

Frank Douglas                       70 Pine Street
Senior Vice President &             New York, New York 10270
   Actuary

Patrick J. Foley                    70 Pine Street
Senior Vice President &             New York, New York 10270
  General Counsel

John G. Gantz, Jr.                  70 Pine Street
Senior Vice President               New York, New York 10270

John G. Hughes                      70 Pine Street
Senior Vice President -             New York, New York 10270
  Domestic Claims

Debra E. Klugman                    70 Pine Street
  Senior Vice President -           New York, New York 10270
  Senior Associate General
  Counsel

Edward E. Matthews                  70 Pine Street
Senior Vice President -             New York, New York 10270
  Finance

Michael I.D. Morrison               70 Pine Street
Senior Vice President               New York, New York 10270

Frank Neuhauser                     70 Pine Street
Senior Vice President               New York, New York 10270

                       AMERICAN HOME ASSURANCE COMPANY

Sherman Sitrin                      70 Pine Street
Senior Vice President &             New York, New York 10270
  Associate General Counsel

Charles Schader                     70 Pine Street
Senior Vice President               New York, New York 10270

Richard L. Thomas                   70 Pine Stret
Senior Vice President               New York, New York 10270

James A. Allen                      70 Pine Street
Vice President &                    New York, New York 10270
  Senior Counsel

Nikolas Antonopoulos                70 Pine Street
Vice President                      New York, New York 10270

Martin H. Banker                    70 Pine Street
Vice President                      New York, New York 10270

Mark Bender                         70 Pine Street
Vice President                      New York, New York 10270

Cary A. Boddeker                    70 Pine Street
Vice President                      New York, New York 10270

Douglas Brosky                      70 Pine Street
Vice President                      New York, New York 10270

Michael J. Castelli                 99 John Street
Vice President, Treasurer &         New York, New York 10038
  Comptroller

Joseph Cavolo                       70 Pine Street
Vice President                      New York, New York 10270

John Colona                         70 Pine Street
Vice President                      New York, New York 10270

John Costigan                       70 Pine Street
Vice President                      New York, New York 10270

                       AMERICAN HOME ASSURANCE COMPANY

Virginia Doty                       70 Pine Street
Vice President                      New York, New York 10270

David N. Fields                     70 Pine Street
Vice President                      New York, New York 10270

Kevin Fitzpatrick                   One Chase Manhattan Plaza
Vice President                      New York, New York

Augustin Formoso                    70 Pine Street
Vice President                      New York, New York 10270

Peter Gakos                         70 Pine Street
Vice President                      New York, New York 10270

Frederick R. Gurba                  70 Pine Street
Vice President                      New York, New York 10270

James Hooban                        70 Pine Street
Vice President                      New York, New York 10270

Harold Jacobowitz                   70 Pine Street
Vice President                      New York, New York 10270

Dee Klock                           99 John Street
Vice President                      New York, New York 10038

Gary McMillan                       145 Wellington Road
Vice President &                    Ontario, Canada
  Chief Agent in Canada

Robert Meyer                        200 Liberty Street
Vice President &                    New York, New York 10281
  Assistant Treasurer

Christian Milton                    99 John Street
Vice President - Reinsurance        New York, New York 10038

Michael Mitrovic                    70 Pine Street
Vice President                      New York, New York 10270

Lena Mkhitarian                     70 Pine Street
Vice President                      New York, New York 10270

                       AMERICAN HOME ASSURANCE COMPANY

Kristian Moor                       70 Pine Street
Vice President                      New York, New York 10270

Donald Nelson                       70 Pine Street
Vice President                      New York, New York 10270

David Pinkerton                     200 Liberty Street
Vice President -                    New York, New York 10281
  Private Investments

John Schmacher                      70 Pine Street
Vice President                      New York, New York 10270

Allen Silverstein                   70 Pine Street
Vice President - Marketing          New York, New York 10270

Gregory Springer                    70 Pine Street
Vice President                      New York, New York 10270

Michael V. Tripp                    70 Pine Street
Vice President                      New York, New York 10270

Edward Andrezejewski                70 Pine Street
Assistant Vice President            New York, New York 10270

Kenneth Apfel                       70 Pine Street
Assistant Vice President &          New York, New York 10270
  Associate Actuary

Mario Calbi                         70 Pine Street
Assistant Vice President            New York, New York 10270

Mary Di Fede                        70 Pine Street
Assistant Vice President            New York, New York 10270

Gary Enoch                          70 Pine Street
Assistant Vice President            New York, New York 10270

D. Allen Fippinger                  70 Pine Street
Assistant Vice President            New York, New York 10270

                       AMERICAN HOME ASSURANCE COMPANY

Mary Gaillard                       70 Pine Street
Assistant Vice President &          New York, New York 10270
  Associate Actuary

Louis Lubrano                       70 Pine Street
Assistant Vice President            New York, New York 10270

Raymond Lui                         145 Wellington Road
Assistant Vice President            Ontario, Canada

Richard Thompson                    200 Liberty Street
Assistant Vice President            New York, New York 10281

Barbara Wegler                      70 Pine Street
Assistant Vice President            New York, New York 10270

Victor L. Chilelli                  70 Pine Street
Assistant Treasurer                 New York, New York 10270

Robert E. Sherby                    200 Liberty Street
Assistant Treasurer                 New York, New York 10281

Denis Walsh                         200 Liberty Street
Assistant Treasurer                 New York, New York 10281

Eleanor Zoleta                      70 Pine Street
Assistant Treasurer                 New York, New York 10270

Robert Beier                        99 John Street
Assistant Comptroller               New York, New York 10038

John Blumenstock                    99 John Street
Assistant Comptroller               New York, New York 10038

Roy Gandon                          99 John Street
Assistant Comptroller               New York, New York 10038

Kumar Gursahaney                    99 John Street
Assistant Comptroller               New York, New York 10038

Willaim Schuchert                   99 John Street
Assistant Comptroller               New York, New York 10038

                       AMERICAN HOME ASSURANCE COMPANY

Charles Torielli                    99 John Street
Assistant Comptroller               New York, New York 10038

Elizabeth Tuck                      70 Pine Street
Secretary                           New York, New York 10270

Robert Valluzzo                     70 Pine Street
Secretary                           New York, New York 10270

Allan Wadsworth                     70 Pine Street
Assistant Secretary                 New York, New York 10270

Mark Gardner                        70 Pine Street
Senior Counsel                      New York, New York 10270

Patrick Burns                       70 Pine Street
Assistant Actuary                   New York, New York 10270

David Gelinne                       70 Pine Street
Assistant Actuary                   New York, New York 10270

Scott Roth                          70 Pine Street
Assistant Actuary                   New York, New York 10270

                  COMMERCE AND INDUSTRY INSURANCE COMPANY

                                 DIRECTORS


Michael J. Castelli              American Home Assurance Company
                                 99 John Street
                                 New York, New York 10038

Jeffrey W. Greenberg             American International Group, Inc.
                                 70 Pine Street
                                 New York, New York 10270

M.R. Greenberg                   American International Group, Inc.
                                 70 Pine Street
                                 New York, New York 10270


John G. Hughes                   American Home Assurance Company
                                 70 Pine Street
                                 New York, New York 10270

David Hupp                       American Home Assurance Company
                                 70 Pine Street
                                 New York, New York 10270

Kevin H. Kelley                  Lexington Insurance Company
                                 200 State Street
                                 Boston, Massachusetts 02109

Edwin A.G. Manton                American International Group, Inc.
                                 70 Pine Street
                                 New York, New York 10270

Edward E. Matthews               American International Group, Inc.
                                 70 Pine Street
                                 New York, New York 10270

Wayland M. Mead                  American International Group Inc.
                                 70 Pine Street
                                 New York, New York 10270

Walter L. Mooney                 Commerce & Industry Insurance
                                 Company
                                 70 Pine Street
                                 New York, New York 10270

                   COMMERCE AND INDUSTRY INSURANCE COMPANY
                            DIRECTORS (Continued)


Howard I. Smith                  American International Group, Inc.
                                 70 Pine Street
                                 New York, New York 10270

William D. Smith                 National Union Fire Insurance
                                   Company of Pittsburgh, Pa.
                                 70 Pine Street
                                 New York, New York 10270

Thomas R. Tizzio                 American International Group, Inc.
                                 70 Pine Street
                                 New York, New York 10270

                  COMMERCE AND INDUSTRY INSURANCE COMPANY

                                 OFFICERS


Kevin H. Kelley                        200 State Street
Chairman of the Board                  Boston, MA 02109
  Chief Executive Officer

Walter L. Mooney                       70 Pine Street
President                              New York, New York 10270

Frank Douglas                          70 Pine Street
Senior Vice President &                New York, New York 10270
  Actuary

Patrick J. Foley                       70 Pine Street
Senior Vice President and              New York, New York 10270
  General Counsel

Debra E. Klugman                       70 Pine Street
Senior Vice President & Senior         New York, New York 10270
  Associate General Counsel

Edward E. Matthews                     70 Pine Street
Senior Vice President-Finance          New York, New York 10270

Sherman Sitrin                         70 Pine Street
Senior Vice President &                New York, New York 10270
  Associate General Counsel

William Thornhill                      70 Pine Street
Senior Vice President                  New York, New York 10270

James A. Allen                         70 Pine Street
Vice President &                       New York, New York 10270
  Senior Counsel

Martin H. Banker                       70 Pine Street
Vice President                         New York, New York 10270

Douglas Brosky                         70 Pine Street
Vice President - Claims                New York, New York 10270

Michael J. Castelli                    99 John Street
Vice President, Treasurer &            New York, New York 10038
  Comptroller

                  COMMERCE AND INDUSTRY INSURANCE COMPANY

Joseph Cavolo                          70 Pine Street
Vice President                         New York, New York 10270

Kenneth Cornell                        70 Pine Street
Vice President                         New York, New York 10270

David Fields                           70 Pine Street
Vice President                         New York, New York 10270

Kevin Fitzpatrick                      One Chase Manhattan PLaza
Vice President                         New York, New York

Peter Gakos                            70 Pine Street
Vice President                         New York, New York 10270

John G. Hughes                         70 Pine Street
Vice President                         New York, New York 10270

Dee Klock                              99 John Street
Vice President                         New York, New York 10038

Robert Meyer                           200 Liberty Street
Vice President &                       New York, New York 10281
  Assistant Treasurer

Christian Milton                       99 John Street
Vice President                         New York, New York 10038

Clifford E. Moore                      70 Pine Street
Vice President -                       New York, New York 10270
  Administration

David Pinkerton                        200 Liberty Street
Vice President -                       New York, New York 10281
  Private Investments

Gregory W. Springer                    70 Pine Street
Vice President                         New York, New York 10270

Michael E. Sullivan                    70 Pine Street
Vice President                         New York, New York 10270

                  COMMERCE AND INDUSTRY INSURANCE COMPANY

Richard L. Thomas                      70 Pine Street
Vice President                         New York, New York 10270

Edward Andrezejewski                   70 Pine Street
Assistant Vice President               New York, New York 10270

Kenneth Apfel                          70 Pine Street
Assistant Vice President &             New York, New York 10270
  Associate Actuary

Mario Calbi                            70 Pine Street
Assistant Vice President               New York, New York 10270

D. Allen Fippinger                     70 Pine Street
Assistant Vice President               New York, New York 10270

Michael Giese                          70 Pine Street
Assistant Vice President               New York, New York 10270

Gina Ottrando                          70 Pine Street
Assistant Vice President               New York, New York 10270

Richard Thompson                       200 Liberty Street
Assistant Vice President               New York, New York 10281

Barbara Wegler                         70 Pine Street
Assistant Vice President               New York, New York 10270

Victor Chilelli                        70 Pine Street
Assistant Treasurer                    New York, New York 10270

Eleanor Zoletta                        70 Pine Street
Assistant Treasurer                    New York, New York 10270

Robert Sherby                          200 Liberty Street
Assistant Treasurer                    New York, New York 10281

Denis M. Walsh                         200 Liberty Street
Assistant Treasurer                    New York, New York 10281

Mark Gardner                           70 Pine Street
Senior Counsel                         New York, New York 10270

                  COMMERCE AND INDUSTRY INSURANCE COMPANY

Robert Beier                           99 John Street
Assistant Comptroller                  New York, New York 10038

John J. Blumenstock                    99 John Street
Assistant Comptroller                  New York, New York 10038

Rogelio Gandon                         99 John Street
Assistant Comptroller                  New York, New York 10038

Kumar Gursahaney                       99 John Street
Assistant Comptroller                  New York, New York 10038

William P. Schuchert                   99 John Street
Assistant Comptroller                  New York, New York 10038

Charles Torielli                       99 John Street
Assistant Comptroller                  New York, New York 10038

Elizabeth M. Tuck                      70 Pine Street
Secretary - corporate                  New York, New York 10270

Robert F. Valluzzo                     70 Pine Street
Secretary                              New York, New York 10270

Allan Wadsworth                        70 Pine Street
Assistant Secretary                    New York, New York 10270

         THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                  DIRECTORS


Michael J. Castelli                 American Home Assurance Company
                                    99 John Street
                                    New York, New York  10038

Jeffrey W. Greenberg                American International Group, Inc.
                                    70 Pine Street
                                    New York, New York  10270

M.R. Greenberg                      American International Group, Inc.
                                    70 Pine Street
                                    New York, New York  10270

John G. Hughes                      American Home Assurance Company
                                    70 Pine Street
                                    New York, New York  10270

David Hupp                          American Home Assurance Company
                                    70 Pine Street
                                    New York, New York  10270

Edwin A.G. Manton                   American International Group, Inc.
                                    70 Pine Street
                                    New York, New York  10270

Edward E. Matthews                  American International Group, Inc.
                                    70 Pine Street
                                    New York, New York  10270

Howard I. Smith                     American International Group, Inc.
                                    70 Pine Street
                                    New York, New York  10270

William D. Smith                    National Union Fire Insurance
                                      Company of Pittsburgh, Pa.
                                    70 Pine Street
                                    New York, New York  10270

Thomas R. Tizzio                    American International Group, Inc.
                                    70 Pine Street
                                    New York, New York  10270

         THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                  OFFICERS


Thomas R. Tizzio                          70 Pine Street
Chairman of the Board                     New York, New York 10270

Jeffrey W. Greenberg                      70 Pine Street
President                                 New York, New York 10270

William D. Smith                          70 Pine Street
Executive Vice President                  New York, New York 10270

Frank Douglas                             70 Pine Street
Senior Vice President & Actuary           New York, New York 10270

Patrick J. Foley                          70 Pine Street
Senior Vice President & General           New York, New York 10270
 Counsel

John G. Gantz, Jr.                        70 Pine Street
Senior Vice President                     New York, New York 10270

John G. Hughes                            70 Pine Street
Senior Vice President-Domestic            New York, New York 10270
  Claims

Debra E. Klugman                          70 Pine Street
Senior Vice President & Senior            New York, New York 10270
  Associate General Counsel

Edward E. Matthews                        70 Pine Street
Senior Vice President - Finance           New York, New York 10270

Michael I.D. Morrison                     70 Pine Street
Senior Vice President                     New York, New York 10270

Charles Schader                           70 Pine Street
Senior Vice President                     New York, New York 10270

Sherman Sitrin                            70 Pine Street
Senior Vice President &                   New York, New York 10270
  Associate General Counsel

James A. Allen                            70 Pine Street
Vice President & Senior Counsel           New York, New York 10270

         THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Martin H. Banker                          70 Pine Street
Vice President                            New York, New York 10270

Mark Bender                               70 Pine Street
Vice President                            New York, New York 10270

Douglas Brosky                            70 Pine Street
Vice President - Claims                   New York, New York 10270

Michael J. Castelli                       99 John Street
Vice President, Treasurer &               New York, New York 10038
  Comptroller

Joseph Cavolo                             70 Pine Street
Vice President                            New York, New York 10270

John Colona                               70 Pine Street
Vice President                            New York, New York 10270

John Costigan                             70 Pine Street
Vice President                            New York, New York 10270

David Fields                              70 Pine Street
Vice President                            New York, New York 10270

Kevin Fitzpatrick                         One Chase Manhattan Plaza
Vice President                            New York, New York

Peter Gakos                               70 Pine Street
Vice President                            New York, New York 10270

Harold Jacobowitz                         70 Pine Street
Vice President                            New York, New York 10270

Dee Klock                                 99 John Street
Vice President                            New York, New York 10038

Robert Meyer                              200 Liberty Plaza
Vice President &                          New York, New York 10281
  Assistant Treasurer

Christian Milton                          99 John Street
Vice President                            New York, New York 10038

         THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Donald Nelson                             70 Pine Street
Vice President                            New York, New York 10270

Frank Neuhauser                           70 Pine Street
Vice President                            New York, New York 10270

David Pinkerton                           200 Liberty Plaza
Vice President-Private                    New York, New York 10281
  Investments

Gregory W. Springer                       70 Pine Street
Vice President                            New York, New York 10270

Richard L. Thomas                         70 Pine Street
Vice President                            New York, New York 10270

Edward Andrezejewski                      70 Pine Street
Assistant Vice President                  New York, New York 10270

Mario Calbi                               70 Pine Street
Assistant Vice President                  New York, New York 10270

D. Allen Fippinger                        70 Pine Street
Assistant Vice President                  New York, New York 10270

Joseph Rosiker                            70 Pine Street
Assistant Vice President                  New York, New York 10270

Richard Thompson                          200 Liberty Street
Assistant Vice President                  New York, New York 10281

Barbara Wegler                            70 Pine Street
Assistant Vice President                  New York, New York 10270

Victor Chilelli                           70 Pine Street
Assistant Treasurer                       New York, New York 10270

Eleanor Zoleta                            70 Pine Street
Assistant Treasurer                       New York, New York 10270

         THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Robert E. Sherby                          200 Liberty Street
Assistant Treasurer                       New York, New York 10281

Denis M. Walsh                            200 Liberty Street
Assistant Treasurer                       New York, New York 10281

Mark Gardner                              70 Pine Street
Senior Counsel                            New York, New York 10270

Robert Beier                              99 John Street
Assistant Comptroller                     New York, New York 10038

John J. Blumenstock                       99 John Street
Assistant Comptroller                     New York, New York 10038

Rogelio Gandon                            99 John Street
Assistant Comptroller                     New York, New York 10038

Kumar Gursahaney                          99 John Street
Assistant Comptroller                     New York, New York 10038

William P. Schuchert                      99 John Street
Assistant Comptroller                     New York, New York 10038

Charles Torielli                          99 John Street
Assistant Comptroller                     New York, New York 10038

Elizabeth M. Tuck                         70 Pine Street
Secretary - Corporate                     New York, New York 10270

Robert F. Valluzzo                        70 Pine Street
Secretary                                 New York, New York 10270

Allan Wadsworth                           70 Pine Street
Assistant Secretary                       New York, New York 10270